EXHIBIT 24.1
                                                                    ------------


                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Robert R. Horger
                                           --------------------------------

                                           Name: Robert R. Horger
                                                 --------------------------
                                                  (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Colden R. Battey, Jr.
                                           -----------------------------------

                                           Name: Colden R. Battey , Jr.
                                                 -----------------------------
                                                  (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Luther J. Battiste, Jr.
                                           ------------------------------------

                                           Name: Luther J. Battiste, Jr.
                                                 ------------------------------
                                                   (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Charles W. Clark
                                           ------------------------------------

                                           Name: Charles W. Clark
                                                 ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY


          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ M. Oswald Fogle
                                           ------------------------------------

                                           Name: M. Oswald Fogle
                                                 ------------------------------
                                                 (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ John L. Gramling, Jr.
                                           ------------------------------------

                                           Name: John L. Gramling, Jr.
                                                 ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Richard L. Gray
                                           ------------------------------------

                                           Name: Richard L. Gray
                                                 ------------------------------
                                                 (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Robert R. Hill, Jr.
                                           ------------------------------------

                                           Name: Robert R. Hill, Jr.
                                                 ------------------------------
                                                 (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Harry M. Mims, Jr.
                                           ------------------------------------

                                           Name: Harry M. Mims, Jr.
                                                 ------------------------------
                                                 (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Ralph W. Norman
                                           ------------------------------------

                                           Name: Ralph W. Norman
                                                 ------------------------------
                                                 (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Samuel A. Rodgers
                                           ------------------------------------

                                           Name: Samuel A. Rodgers
                                                 ------------------------------
                                                 (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ James W. Roquemore
                                           ------------------------------------

                                           Name: James W. Roquemore
                                                 ------------------------------
                                                  (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 17,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to Restricted Stock Agreements, effective as of January 17, 2002, between the Company and each of Robert R. Hill, Jr., Thomas S. Camp, John
C. Pollok, Richard C. Mathis, A. Loran Adams and Joseph A. Burns (collectively, the "Agreements"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Agreements.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Thomas E. Suggs
                                           ------------------------------------

                                           Name: Thomas E. Suggs
                                                 ------------------------------
                                                 (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 300,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to the First National Corporation 2002 Employee Stock Purchase Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ John W. Williamson, III
                                           ------------------------------------

                                           Name: John W. Williamson, III
                                                 ------------------------------
                                                 (please print)

                                POWER OF ATTORNEY

          THE UNDERSIGNED director of First National Corporation (the "Company") hereby appoints C. John Hipp, III and Richard C. Mathis, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 300,000 shares of the Company's common stock, par value $2.50 per share, to be issued pursuant to the First National Corporation 2002 Employee Stock Purchase Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


          EXECUTED on the 23rd day of April, 2002.



                                           /s/ Cathy Cox Yeadon
                                           ------------------------------------

                                           Name: Cathy Cox Yeadon
                                                 ------------------------------
                                                 (please print)